                                                                     Exhibit 4.2


                      AMENDED AND RESTATED TRUST AGREEMENT

                                HERCULES TRUST II


                            Dated as of July 27, 1999

                                TABLE OF CONTENTS

                                                                                                            PAGE
                                                                                                            ----

                                   ARTICLE I.
                         INTERPRETATION AND DEFINITIONS

         SECTION 1.1    Definitions.......................................................................    2

                                  ARTICLE II.

                               TRUST INDENTURE ACT


         SECTION 2.1    Trust Indenture Act; Application..................................................   10
         SECTION 2.2    List of Holders of Securities.....................................................   10
         SECTION 2.3    Reports by the Property Trustee...................................................   10
         SECTION 2.4    Periodic Reports to Property Trustee..............................................   11
         SECTION 2.5    Evidence of Compliance with Conditions Precedent..................................   11
         SECTION 2.6    Events of Default; Waiver.........................................................   11
         SECTION 2.7    Event of Default; Notice..........................................................   13

                                  ARTICLE III.

                                  ORGANIZATION


         SECTION 3.1    Name..............................................................................   13
         SECTION 3.2    Office............................................................................   13
         SECTION 3.3    Purpose...........................................................................   14
         SECTION 3.4    Authority.........................................................................   14
         SECTION 3.5    Title to Property of the Trust....................................................   14
         SECTION 3.6    Powers and Duties of the Administrative Trustees..................................   14
         SECTION 3.7    Prohibition of Actions by the Trust and the Trustees..............................   17
         SECTION 3.8    Powers and Duties of the Property Trustee.........................................   18
         SECTION 3.9    Certain Duties and Responsibilities of the Property Trustee.......................   20
         SECTION 3.10   Certain Rights of Property Trustee................................................   21
         SECTION 3.11   Delaware Trustee..................................................................   24
         SECTION 3.12   Execution of Documents............................................................   24
         SECTION 3.13   Not Responsible for Recitals or Issuance of Securities............................   24
         SECTION 3.14   Duration of Trust.................................................................   24
         SECTION 3.15   Mergers...........................................................................   25

                            ARTICLE IV.
                              SPONSOR


         SECTION 4.1    Sponsor's Purchase of Common Securities...........................................   26
         SECTION 4.2    Responsibilities of the Sponsor...................................................   27
         SECTION 4.3    Right to Proceed..................................................................   27

                            ARTICLE V.
                             TRUSTEES


         SECTION 5.1    Number of Trustees; Appointment of Co-Trustee.....................................   27
         SECTION 5.2    Delaware Trustee..................................................................   28
         SECTION 5.3    Property Trustee; Eligibility.....................................................   28
         SECTION 5.4    Certain Qualifications of Administrative Trustees and Delaware Trustee
                        Generally.........................................................................   29
         SECTION 5.5    Administrative Trustees...........................................................   29
         SECTION 5.6    Delaware Trustee..................................................................   30
         SECTION 5.7    Appointment, Removal and Resignation of Trustees..................................   30
         SECTION 5.8    Vacancies among Trustees..........................................................   32
         SECTION 5.9    Effect of Vacancies...............................................................   32
         SECTION 5.10   Meetings..........................................................................   32
         SECTION 5.11   Delegation of Power...............................................................   33
         SECTION 5.12   Merger, Conversion, Consolidation or Succession to Business.......................   33
         SECTION 5.13   Compensation......................................................................   33

                            ARTICLE VI.
                        DISTRIBUTIONS; REMARKETING


         SECTION 6.1    Distributions.....................................................................   34
         SECTION 6.2    Remarketing.......................................................................   34

                           ARTICLE VII.
                        ISSUANCE OF SECURITIES


         SECTION 7.1    General Provisions Regarding Securities...........................................   35
         SECTION 7.2    Execution and Authentication......................................................   36
         SECTION 7.3    Form and Dating...................................................................   36
         SECTION 7.4    Registrar and Paying Agent........................................................   38
         SECTION 7.5    Paying Agent to Hold Money in Trust...............................................   38
         SECTION 7.6    Replacement Securities............................................................   39
         SECTION 7.7    Outstanding Preferred Securities..................................................   39
         SECTION 7.8    Preferred Securities in Treasury..................................................   39
         SECTION 7.9    Temporary Securities..............................................................   39

         SECTION 7.10   Cancellation......................................................................   40
         SECTION 7.11   CUSIP Numbers.....................................................................   40
         SECTION 7.12   Amendment to Securities Certificates..............................................   40

                           ARTICLE VIII

                       DISSOLUTION OF TRUST


         SECTION 8.1    Dissolution of Trust..............................................................   41

                            ARTICLE IX.

                       TRANSFER OF INTERESTS


         SECTION 9.1    Transfer of Securities............................................................   42
         SECTION 9.2    Transfer Procedures and Restrictions..............................................   42
         SECTION 9.3    Deemed Security Holders...........................................................   45
         SECTION 9.4    Book Entry Interests..............................................................   45
         SECTION 9.5    Notices to Clearing Agency........................................................   46
         SECTION 9.6    Appointment of Successor Clearing Agency..........................................   46

                            ARTICLE X.

                         LIMITATION OF LIABILITY OF HOLDERS
                         OF SECURITIES, TRUSTEES OR OTHERS


         SECTION 10.1   Liability.........................................................................   46
         SECTION 10.2   Exculpation.......................................................................   47
         SECTION 10.3   Fiduciary Duty....................................................................   47
         SECTION 10.4   Indemnification...................................................................   48
         SECTION 10.5   Outside Businesses................................................................   51

                            ARTICLE XI.

                            ACCOUNTING


         SECTION 11.1   Fiscal Year.......................................................................   51
         SECTION 11.2   Certain Accounting Matters........................................................   51
         SECTION 11.3   Banking...........................................................................   52
         SECTION 11.4   Withholding.......................................................................   52


                           ARTICLE XII.

                      AMENDMENTS AND MEETINGS


         SECTION 12.1   Amendments........................................................................   53
         SECTION 12.2   Meetings of the Holders of Securities; Action by Written Consent..................   55
         SECTION 12.3   Power of Attorney.................................................................   56

                           ARTICLE XIII.

                       REPRESENTATIONS OF PROPERTY TRUSTEE
                       AND DELAWARE TRUSTEE


         SECTION 13.1   Representations and Warranties of Property Trustee................................   56
         SECTION 13.2   Representations and Warranties of Delaware Trustee................................   57

                           ARTICLE XIV.

                           MISCELLANEOUS


         SECTION 14.1   Notices...........................................................................   58
         SECTION 14.2   Governing Law.....................................................................   59
         SECTION 14.3   Intention of the Parties..........................................................   59
         SECTION 14.4   Headings..........................................................................   59
         SECTION 14.5   Successors and Assigns............................................................   60
         SECTION 14.6   Partial Enforceability............................................................   60
         SECTION 14.7   Counterparts......................................................................   60

                             CROSS-REFERENCE TABLE*


         Section of
         Trust Indenture Act                                                            Section of
         of 1939, as amended                                                            Agreement
         -------------------                                                            ---------
         310(a).................................................................        5.3(a)
         310(b).................................................................        5.3(c)
         310(c).................................................................        Inapplicable
         311(a) and (b).........................................................        2.2(b)
         311(c).................................................................        Inapplicable
         312(a).................................................................        2.2(a)
         312(b).................................................................        2.2(b)
         313....................................................................        2.3
         314(a).................................................................        2.4
         314(b).................................................................        Inapplicable
         314(c).................................................................        2.5
         314(d).................................................................        Inapplicable
         314(e).................................................................        1.1, 2.5
         314(f).................................................................        Inapplicable
         315(a).................................................................        3.9(b)
         315(b).................................................................        2.7(a)
         315(c).................................................................        3.9(a)
         315(d).................................................................        3.9(b)
         316(a) and (b).........................................................        2.6 and
                                                                                        Annex I
         316(c).................................................................        3.6(e)
         317(a).................................................................        3.8(h)
         317(b).................................................................        3.8(i)


         ---------------

     * This Cross-Reference Table does not constitute part of the Agreement and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                                 TRUST AGREEMENT
                                       OF
                                HERCULES TRUST II



                  AMENDED AND RESTATED TRUST AGREEMENT (the "Agreement") dated and effective as of July 27, 1999 by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust (as defined herein) to be issued pursuant to this Agreement;

                  WHEREAS, the Trustees and the Sponsor established Hercules Trust II (the "Trust"), a trust created under the Business Trust Act (as defined herein) pursuant to a Trust Agreement dated as of September 14, 1998 (the "Original Agreement"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on September 14, 1998, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (each as hereinafter defined) and engaging in only those activities necessary, advisable or incidental thereto;

                  WHEREAS, the parties hereto desire to amend and restate each and every term and provision of the Original Agreement; and

                  NOW, THEREFORE, it being the intention of the parties hereto that the Trust continue as a business trust under the Business Trust Act, that the Original Agreement be amended and restated in its entirety as provided herein and that this Agreement constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Agreement and, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1       Definitions.

                  Unless the context otherwise requires:

                  (a) capitalized terms used in this Agreement but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Section 1.1;

                  (b) a term defined anywhere in this Agreement has the same meaning throughout;

                  (c) all references to "the Agreement" or "this Agreement" are to this Agreement and each Annex and Exhibit hereto, as modified, supplemented or amended from time to time;

                  (d) all references in this Agreement to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Agreement unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act (as defined herein) has the same meaning when used in this Agreement unless otherwise defined in this Agreement or unless the context otherwise requires; and

                  (f) a reference to the singular includes the plural and vice versa.

                  "Accreted Liquidation Amount" means, at any date, the sum of the initial purchase price of a Preferred Security (i.e. $741.46) plus accrual of the discount (i.e. the difference between the Scheduled Liquidation Amount of $1,000 payable in respect of such Preferred Security on June 30, 2029 and such initial purchase price), calculated from July 27, 1999 to the date of calculation on a quarterly bond equivalent yield basis using a 360-day year of twelve 30-day months until such sum equals $1,000 on June 30, 2029; provided, however, if the Preferred Securities are Remarketed, then, at all times on and after the Reset Date, the term "Accreted Liquidation Amount" shall mean the Accreted Liquidation Amount, calculated as described above, as of the Reset Date.

                  "Acquisition Reset Event" shall occur if (i) all of the shares of the Sponsor's common stock are acquired by a third party and all or a portion of the consideration of such acquisition involves cash and (ii) the total consideration per share of the Sponsor's common stock exceeds the Exercise Price Per Share (after giving effect to the reduction of the Warrant Exercise Price as contemplated in Section 6.3 of the Warrant Agreement upon the occurrence of a Reset Event).

                  "Administrative Trustee" has the meaning set forth in Section 5.1.

                  "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

                  "Agent" means any Paying Agent or Registrar.

                  "Agreement" means this Amended and Restated Trust Agreement, dated as of July 27, 1999, including Annex I and all the exhibits hereto.

                  "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

                  "Book Entry Interest" means a beneficial interest in a Global Preferred Security registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by such Clearing Agency as described in Section 9.4.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions in The City of New York or Wilmington, Delaware are authorized or required by law, regulation or executive order to close.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a global certificate and which shall undertake to effect book-entry transfers and pledges of the Preferred Securities.

                  "Closing Time" means the Closing Time as defined in the Underwriting Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                  "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if at any time after the execution of this Agreement such Commission is not existing and performing the duties now assigned to it under applicable federal securities laws, then the body performing such duties at such time.

                  "Common Securities" has the meaning set forth in Section
7.1(a).

                  "Common Securities Guarantee" means the Common Securities Guarantee Agreement, dated as of July 27, 1999, of the Sponsor in respect of the Common Securities.

                  "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates; provided that the term "Company Indemnified Person" shall not include any Fiduciary Indemnified Person.

                  "Corporate Trust Office" means the office of the Property Trustee for the conduct of corporate trust business at which matters related to this Agreement shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at One Liberty Place, 52nd Floor, 1650 Market Street, Philadelphia, Pennsylvania 19103,
Attention: Capital Markets Fiduciary Services.

                  "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) any of the Trust's Affiliates; and (b) any Holder of Securities.

                  "CRESTS Unit" means a unit consisting of one Preferred Security and one Warrant to purchase shares of the Sponsor's common stock in accordance with the terms of the Warrant Agreement.

                  "Debenture Issuer" means Hercules Incorporated, a Delaware corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

                  "Debentures" means the Series A Junior Subordinated Deferrable Interest Debentures of the Debenture Issuer issued pursuant to the Indenture.

                  "Debenture Trustee" means The Chase Manhattan Bank, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Default" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                  "Definitive Preferred Securities" has the meaning set forth in
Section 7.3.

                  "Delaware Trustee" has the meaning set forth in Section 5.1.

                  "Direct Action" has the meaning set forth in Section 3.8(e).

                  "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

                  "DTC" means The Depository Trust Company, the initial Clearing Agency.

                  "Event of Default" means, with respect to the Securities, an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Exercise Price Per Share" has the meaning specified in the Warrant Agreement.

                  "Expiration Date" has the meaning specified in the Warrant Agreement.

                  "Failed Remarketing" has the meaning set forth in Section 2 of Annex I hereto.

                  "Fiduciary Indemnified Person" has the meaning set forth in
Section 10.4(b).

                  "Fiscal Year" has the meaning set forth in Section 11.1.

                  "Global Preferred Security" has the meaning set forth in
Section 7.3.

                  "Holder" means a Person in whose name a Security or Successor Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                  "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means the Junior Subordinated Debentures Indenture, dated as of March 17, 1999, between the Debenture Issuer and the Debenture Trustee relating to the Debenture Issuer's junior subordinated debentures, as amended or supplemented from time to time, including the First Supplemental Indenture thereto, dated as of July 27, 1999.

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Legal Action" has the meaning set forth in Section 3.6(g).

                  "Like Amount" has the meaning set forth in Section 3 of Annex I hereto.

                  "Liquidation Amount" means either the Accreted Liquidation Amount or the Scheduled Liquidation Amount, as the context requires.

                  "Liquidation Distribution" has the meaning set forth in
Section 3 of Annex I hereto.

                  "List of Holders" has the meaning set forth in Section 2.2(a) hereof.

                  "Majority in Liquidation Amount" means, with respect to the Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate Accreted Liquidation Amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chief Executive Officer, the President, the Chief Financial Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary. Any Officers' Certificate delivered by the Trust shall be signed by at least one Administrative Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Option Closing Date" means the date of closing of any sale of Option CRESTS Units (as defined in the Underwriting Agreement).

                  "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Sponsor, and who shall be reasonably acceptable to the Property Trustee, provided, that the General Counsel or Assistant General Counsel of the Sponsor shall be deemed to be reasonably acceptable to the Trustee.
                  "Participants"  has the meaning set forth in Section 7.3(a).

                  "Paying Agent" has the meaning set forth in Section 7.4.

                  "Payment Amount" has the meaning set forth in Section 6.1.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Preferred Securities" has the meaning set forth in Section 7.1(a).

                  "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Preferred Securities Guarantee" means the Preferred Securities Guarantee Agreement, dated as of July 27, 1999, of the Sponsor in respect of the Preferred Securities.

                  "Property Trustee" has the meaning set forth in Section
5.3(a).

                  "Property Trustee Account" has the meaning set forth in
Section 3.8(c).

                  "Prospectus" has the meaning specified in the Warrant
Agreement.

                  "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

                  "Redemption Date" has the meaning set forth in Section 4 of Annex I hereto.

                  "Redemption Price" has the meaning set forth in Section 4 of Annex I hereto.

                  "Registrar" has the meaning set forth in Section 7.4.

                  "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                  "Remarketing" means a remarketing of Preferred Securities at the Remarketing Rate upon the occurrence of a Reset Event pursuant to the terms of this Agreement, and "Remarket" and "Remarketed" have related meanings.

                  "Remarketing Agent" means a nationally recognized investment banking firm selected by the Sponsor to Remarket the Preferred Securities.

                  "Remarketing Rate" means, in the event of a Remarketing, the annual distribution rate that enables a resale of the Preferred Securities at a price equal to at least 100.25% (after provision for the fee of the Remarketing Agent) of the Accreted Liquidation Amount thereof as of the Reset Date, plus accumulated distributions, if any, to the Reset Date.

                  "Reset Date" has the meaning set forth in Section 2 of Annex I hereto.

                  "Reset Event" means an Acquisition Reset Event or a Trading Reset Event.

                  "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the administration of this Agreement, including any vice-president, any assistant vice-president, any assistant secretary, any assistant treasurer or other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Property Trustee to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Scheduled Liquidation Amount" has the meaning set forth in
Section 2 of Annex I hereto.

                  "Securities" or "Trust Securities" means the Common Securities and the Preferred Securities.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

                  "Shelf Registration Statement" has the meaning specified in the Warrant Agreement.

                  "Sponsor" means Hercules Incorporated, a Delaware corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

                  "Successor Delaware Trustee" has the meaning set forth in
Section 5.7(b)(ii).

                  "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

                  "Successor Property Trustee" has the meaning set forth in
Section 3.8(f)(ii).

                  "Successor Securities" has the meaning set forth in Section 3.15(b)(i)(B).

                  "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

                  "10% in Liquidation Amount" means, with respect to the Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate Accreted Liquidation Amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Trading Day" means any day on which shares of common stock of the Sponsor, or other capital stock issuable upon exercise of a Warrant in accordance with the terms of the Warrant Agreement, are traded on the New York Stock Exchange or, if such shares are not listed or admitted for trading on the New York Stock Exchange, on the principal national securities exchange on which such shares are listed or admitted or, if such shares are not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such shares are not quoted on the Nasdaq National Market, in the applicable securities market in which such shares are traded.

                  A "Trading Reset Event" shall occur if (A)(i) on any date after July 27, 2004, the closing price of the Sponsor's common stock (taking into account any other capital stock issued in exchange for the Sponsor's common stock, calculated on an as adjusted basis for each share of the Sponsor's common stock) has exceeded $51.24 per share for at least 20 Trading Days within the immediately preceding 30 Trading Days and (ii) the Sponsor elects, at its option, to cause the remarketing of the Preferred Securities to occur and to accelerate the expiration date of the Warrants, and gives written notice of any such election to the holders of the CRESTS Units, the Preferred Securities and the Warrants or
(B) on January 31, 2029, the closing price of the Sponsor's common stock (taking into account any other capital stock issued in exchange for the Sponsor's common stock, calculated on an as adjusted basis for each share of the Sponsor's common stock) has exceeded $40.56 per share for at least 20 Trading Days within the immediately preceding 30 Trading Days.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trustee" means each Person who has signed this Agreement as a trustee, so long as such Person shall continue as Trustee of the Trust in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as a Trustee in accordance with the provisions hereof, and references herein to a Trustee shall refer to such Person solely in its capacity as trustee hereunder.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                  "Underwriting Agreement" means the Underwriting Agreement, dated July 21, 1999, by and among the Trust, the Sponsor and the underwriters named therein relating to the CRESTS Units.

                  "Unit Agreement" means an agreement, dated July 27, 1999, among the Sponsor, the Trust and The Chase Manhattan Bank, as unit agent, as amended or supplemented from time to time.

                  "Warrant Agreement" means the Warrant Agreement, dated as of July 27, 1999, between the Sponsor and The Chase Manhattan Bank, as warrant agent.

                  "Warrant Exercise Price" has the meaning specified in the Warrant Agreement.

                  "Warrants" means the warrants to purchase common stock of the Sponsor issued pursuant to the Warrant Agreement.

                                  ARTICLE II.
                               TRUST INDENTURE ACT

         SECTION 2.1 Trust Indenture Act; Application.

         (a) This Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Agreement in order for this Agreement to be qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

         (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

         (c) If and to the extent that any provision of this Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         (d) The application of the Trust Indenture Act to this Agreement shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         SECTION 2.2 List of Holders of Securities.

         (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders"), provided that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, (i) within 14 days after each record date for payment of Distributions as of such record date and (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

         SECTION 2.3 Reports by the Property Trustee.

                  Within 60 days after September 1 of each year, commencing September 1, 1999, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

         SECTION 2.4 Periodic Reports to Property Trustee.

                  Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

         SECTION 2.5 Evidence of Compliance with Conditions Precedent.

                  Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

         SECTION 2.6 Events of Default; Waiver.

         (a) The Holders of a Majority in Liquidation Amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, the Event of Default under the Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of holders of a greater than a majority in aggregate accreted principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Agreement may only be waived by the vote of the Holders of at least the proportion of the aggregate Accreted Liquidation Amount of the Preferred Securities that the relevant Super Majority represents of the aggregate accreted principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Agreement and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Agreement without any further act, vote, or consent of the Holders of the Common Securities.

         (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture (except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Agreement as provided below in this Section 2.6(b)), the Event of Default under the Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Agreement as provided below in this Section 2.6(b), the Event of Default under the Agreement may only be waived by the vote of the Holders of at least the proportion of the aggregate Accreted Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate accreted principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived all Events of Default with respect to the Common Securities and their consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Agreement and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Agreement. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Agreement and the Securities, as permitted by the Trust Indenture Act.

         SECTION 2.7 Event of Default; Notice.

         (a) The Property Trustee shall, within 90 days after the occurrence of any default with respect to the Securities, transmit by mail, first class postage prepaid, to the Holders of the Securities and to the Sponsor, notices of all such defaults actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be a Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a committee of Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

         (b) The Property Trustee shall not be deemed to have actual knowledge of any default except:

                  (i) a default under Sections 6.01(a) and 6.01(b) of the Indenture; or

                  (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Agreement shall have actual knowledge.

         (c) Within ten Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit notice of such Event of Default to the Holders of the Preferred Securities, the Administrative Trustees and the Sponsor, unless such Event of Default shall have been cured, waived or otherwise eliminated. The Sponsor and the Administrative Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Agreement.

                                  ARTICLE III.
                                  ORGANIZATION

         SECTION 3.1 Name.

                  The Trust is named "Hercules Trust II" as such name may be modified from time to time by the Administrative Trustees following written notice to the Delaware Trustee, the Property Trustee and the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

         SECTION 3.2 Office.

                  The address of the principal office of the Trust is c/o Hercules Plaza, 1313 North Market Street, Wilmington, Delaware 19894-0001. On ten Business Days' prior written notice to the Delaware Trustee, the Property Trustee and the Holders of Securities, the Administrative Trustees may designate another principal office.

         SECTION 3.3 Purpose.

                  The exclusive purposes and functions of the Trust are (a) to issue and sell Securities, (b) to use the proceeds from the sale of the Securities to acquire the Debentures in an aggregate principal amount equal to the aggregate Scheduled Liquidation Amount of such Securities on the date of issuance and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto, including without limitation, those activities specified in Sections 3.6, 3.8, 3.9, 3.10, 3.11 and/or 3.12.

         SECTION 3.4 Authority.

                  Subject to the limitations provided in this Agreement and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by one or more of the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Agreement.

         SECTION 3.5 Title to Property of the Trust.

                  Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Agreement, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

         SECTION 3.6 Powers and Duties of the Administrative Trustees.

                  The Administrative Trustees shall have the exclusive power, duty and authority, and are hereby authorized and directed, to cause the Trust to engage in the following activities:

         (a) to execute, deliver, issue and sell the Preferred Securities and the Common Securities in accordance with this Agreement and the Underwriting Agreement; provided, however, that (i) the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities,
(ii) there shall be no interests in the Trust other than the Securities and
(iii) the issuance of Securities shall be limited to (A) a simultaneous issuance of both Preferred Securities and Common Securities at the Closing Time and the Option Closing Date, if any, and (B) an issuance of replacement Preferred Securities and Common Securities in accordance with Section 7.12 upon the occurrence of a Remarketing;

         (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

                  (i) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities or the CRESTS Units for sale;

                  (ii) execute and deliver letters, documents, or instruments with DTC and other Clearing Agencies relating to the Preferred Securities or the CRESTS Units; and

                  (iii) execute and file any agreement, certificate or other document which such Administrative Trustee deems necessary or appropriate in connection with the issuance and sale of the Preferred Securities or the CRESTS Units;

         (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of Common Securities;

         (d) to enter into such agreements (including the Unit Agreement) and arrangements as may be necessary or desirable in connection with the issue and sale of the Preferred Securities or the CRESTS Units or the Remarketing of the Preferred Securities and, in each case, the consummation thereof, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the consummation thereof;

         (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights and redemptions, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

         (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

         (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

         (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

         (i) to comply with the Trust's obligations under the Trust Indenture
Act;

         (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

         (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

         (l) to act as, or appoint another Person to act as, Registrar for the Securities or to appoint a Paying Agent for the Securities as provided in
Section 7.4 except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

         (m) to give prompt written notice to the Property Trustee and to Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

         (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

         (o) to take any action (provided that such action does not materially adversely affect the interests of Holders), not inconsistent with this Agreement or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act; and

                  (ii) causing the Trust to be classified for United States Federal income tax purposes as a grantor trust;


         (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

         (q) to execute and deliver and record, file or register, as applicable, all documents, certificates, agreements or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary, advisable or incidental to the foregoing.

                  The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set forth in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

                  Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in
Section 3.8.

                  Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be reimbursed by the Debenture Issuer.

         SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

         (a) The Trust and the Trustees (including the Property Trustee and the Delaware Trustee) shall not, and the Administrative Trustees shall cause the Trust not to, engage in any activity other than as required or authorized by this Agreement. In particular, the Trust shall not:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Agreement and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose or execute any mortgage in respect of, or pledge, any Trust property;

                  (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                  (vii) so long as any Debentures are held by the Property Trustee, the Trustees shall not (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercise any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, without, in each case, obtaining (1) the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of Securities and (2) an Opinion of Counsel delivered to the Trust from tax counsel experienced in such matters to the effect that the Trust will not be classified as other than a grantor trust for United States Federal income tax purposes on account of such action;

                  (viii) revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities except by subsequent vote of such Holders;

                  (ix) revoke any action previously authorized or approved by a vote of the Holders of Common Securities except by subsequent vote of such Holders; or

                  (x) undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust.

         SECTION 3.8 Powers and Duties of the Property Trustee.

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee in the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

         (c) The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments or cause the Paying Agent to make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section

6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Agreement. The Property Trustee Account shall be an account that is maintained with a banking institution whose long-term senior unsecured indebtedness is rated at least investment grade by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

                  (iii) upon written notice of the distribution of the Debentures issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the satisfaction of the conditions specified herein; and

                  (iv) take such ministerial action as may be requested by the Administrative Trustees in connection with the winding up of the affairs of or liquidation of the Trust in accordance with this Agreement and the preparation, execution and filing of a certificate of cancellation or other appropriate certificates with the Secretary of State of the State of Delaware and other appropriate governmental authorities.

         (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Agreement and the Securities.

         (e) Subject to Section 3.9, the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or with the Property Trustee's duties and obligations under this Agreement or the Trust Indenture Act and, if the Property Trustee shall have failed to take such Legal Action, the Holders of the Preferred Securities having an aggregate Accreted Liquidation Amount at least equal to the specified percentage of Holders of Debentures entitled to take such Legal Action may, to the fullest extent permitted by law, take such Legal Action without first proceeding against the Property Trustee or the Trust; provided however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or interest on the Debentures on the date such principal or interest is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having an accreted principal amount equal to the aggregate Accreted Liquidation Amount of the Preferred Securities of such Holder on or after the respective due date specified in the Debentures (a "Direct Action"). Except as provided in the preceding sentence, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         (f) The Property Trustee shall continue to serve as a Trustee until either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities and this Agreement; or

                  (ii) a successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.7 (a "Successor Property Trustee").

         (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of the Securities and this Agreement.

         (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

         (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee while the Property Trustee is acting as Paying Agent.

         (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

                  Notwithstanding anything expressed or implied to the contrary in this Agreement or any Annex or Exhibit hereto, the Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3.

         SECTION 3.9 Certain Duties and Responsibilities of the Property
Trustee.

         (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Agreement and in the Securities and no implied covenants or obligations shall be read into this Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                         (A) the duties and obligations of the Property Trustee
                  shall be determined solely by the express provisions of this Agreement and in the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and in the Securities, and no implied covenants or obligations shall be read into this Agreement against the Property Trustee; and

                         (B) in the absence of bad faith on the part of the
                  Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Agreement; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement (but shall not be required to confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Agreement;

                  (iv) no provision of this Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Agreement or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Agreement and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor, and any money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Agreement, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

         SECTION 3.10 Certain Rights of Property Trustee.

         (a) Subject to the provisions of Section 3.9:

                  (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Agreement may be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Agreement, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                  (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, refiling or re-registration thereof;

                  (v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and, in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates and may include any of its employees; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Agreement from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee in conducting any proceeding for any remedy available to the Property Trustee or exercising any trust or power conferred on the Property Trustee under this Agreement;

                  (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Agreement, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion of the Accreted Liquidation Amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (iii) shall be protected in conclusively relying on, or acting in accordance with, such instructions;

                  (xi) except as otherwise expressly provided by this Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Agreement; and

                  (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

         (b) No provision of this Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         (c) It is expressly understood and agreed by the parties hereto that, in fulfilling its obligations as Property Trustee hereunder on behalf of the Trust, (i) any agreements or instruments executed or delivered by The Chase Manhattan Bank (or any Successor Property Trustee) are executed and delivered not in its individual capacity but solely as Property Trustee under this Agreement in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by The Chase Manhattan Bank (or any Successor Property Trustee) in its individual capacity but is made and intended for the purpose of binding only the Trust and (iii) under no circumstances (except with respect to funds delivered to it relating to payments in respect of the Securities) shall The Chase Manhattan Bank (or any Successor Property Trustee) in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement except if such breach or failure is due to any negligence, bad faith or willful misconduct of the Property Trustee.

         SECTION 3.11 Delaware Trustee.

         (a) Notwithstanding any other provision of this Agreement other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Agreement (except as required under the Business Trust Act). Except as set forth in
Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

         (b) It is expressly understood and agreed by the parties hereto that in fulfilling its obligations as Delaware Trustee hereunder on behalf of the Trust,
(i) any agreements or instruments executed or delivered by Chase Manhattan Bank Delaware (or any Successor Delaware Trustee) are executed and delivered not in its individual capacity but solely as Delaware Trustee under this Agreement in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by Chase Manhattan Bank Delaware (or any Successor Delaware Trustee) in its individual capacity but is made and intended for the purpose of binding only the Trust and (iii) under no circumstances shall Chase Manhattan Bank Delaware (or any Successor Delaware

Trustee) in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement except if such breach or failure is due to any negligence, bad faith or willful misconduct of the Delaware Trustee.

         SECTION 3.12 Execution of Documents.

                  Except as otherwise required by the Business Trust Act or applicable law, each Administrative Trustee, individually, is authorized to execute and deliver on behalf of the Trust any documents, agreements, instruments or certificates that the Administrative Trustees have the power and authority to execute and deliver pursuant to this Agreement.

         SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained in this Agreement and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Agreement or the Securities.

         SECTION 3.14 Duration of Trust.

                  The Trust, unless dissolved pursuant to the provisions of
Article VIII hereof, shall have existence until June 30, 2034.

         SECTION 3.15 Mergers.

         (a) The Trust may not merge with or into, convert into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, except as described in Section 3.15(b) and (c) and except with respect to the distribution of all Debentures to Holders of Securities pursuant to Section 8.1(a)(iii).

         (b) The Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, merge with or into, convert into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

                  (i) such successor entity (the "Successor Entity") either:

                         (A) expressly assumes all of the obligations of the
                  Trust under the Securities; or

                         (B) substitutes for the Securities other securities
                  having substantially the same terms as the Securities (the "Successor Securities") so long as the

         Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee with respect to the Debentures;

                  (iii) the Successor Securities (excluding any securities substituted for any Common Securities) are listed, quoted or included for trading, or any Successor Securities will be listed, quoted or included for trading, upon notification of issuance, on any national securities exchange or with any other organization on which the Preferred Securities are then listed, quoted or included, if applicable;

                  (iv) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) or the Debentures to be downgraded or placed under surveillance or review by any nationally recognized statistical rating organization that publishes a rating on the Preferred Securities or the Debentures, if applicable;

                  (v) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the interests of such Holders or holders, as the case may be, in the Successor Entity);

                  (vi) the Successor Entity has a purpose substantially identical to that of the Trust;

                  (vii) prior to such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                         (A) such merger, conversion, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the interests of such Holders or holders, as the case may be, in the Successor Entity); and

                         (B) following such merger, conversion, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity, if any, will be required to register as an Investment Company; and

                  (viii) the Sponsor or any permitted successor or assignee owns all of the common securities of the Successor Entity and guarantees the obligations of the Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee and the Common Securities Guarantee.

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% of the Accreted Liquidation Amount of the Securities, merge with or into, convert into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to merge with or into, consolidate, amalgamate, or replace it if such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity, if any, not to be classified as a grantor trust for United States Federal income tax purposes.

                                   ARTICLE IV.
                                     SPONSOR

         SECTION 4.1 Sponsor's Purchase of Common Securities.

                  At the Closing Time and on any Option Closing Date, the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount equal to at least 3% of the total capital of the Trust, at the same time as the Preferred Securities are issued and sold. The aggregate Accreted Liquidation Amount of Common Securities at any time shall not be less than 3% of the aggregate Accreted Liquidation Amount of all Securities of the Trust.

                  For so long as the Preferred Securities remain outstanding, the Sponsor covenants (i) to maintain, directly or indirectly, 100% ownership of the Common Securities; provided, however, that any permitted successor of the Sponsor under the Indenture may succeed to the Sponsor's interest in the Common Securities, (ii) to use its best efforts to cause the Trust (a) to remain a business trust, except in connection with a distribution of Debentures to the Holders of Securities in liquidation of the Trust, the redemption of all the Securities or certain mergers, consolidations or amalgamations, each as permitted by this Agreement, and not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this Agreement, and (b) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes, (iii) to use its best efforts to ensure that the Trust shall not be an Investment Company for purposes of the Investment Company Act, (iv) to use its best efforts to cause each Holder of Securities to be treated as owning an undivided beneficial interest in the Debentures and (v) to take no action which would cause the dissolution, liquidation or winding up of the Trust, except as otherwise provided in this Agreement.

         SECTION 4.2 Responsibilities of the Sponsor.

                  In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to prepare for filing by the Trust, execute and file with the Commission the registration statement on Form S-3 pertaining to the Preferred Securities, including any amendments thereto, and to prepare any required prospectus in connection with the issue and sale of the Preferred Securities or the CRESTS Units or with any Remarketing of the Preferred Securities;

         (b) to determine the jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities or the CRESTS Units and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such jurisdictions; and

         (c) to negotiate the terms of, execute, enter into and deliver the Underwriting Agreement and a remarketing agreement on behalf of the Trust.

         SECTION 4.3 Right to Proceed.

                  The Sponsor acknowledges the rights of the Holders of Preferred Securities to bring one or more Direct Actions under the circumstances specified in this Agreement.

                                   ARTICLE V.
                                    TRUSTEES

     SECTION 5.1 Number of Trustees; Appointment of Co-Trustee.

                  The number of Trustees initially shall be five (5), and:

         (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided, however, that, the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee shall be a Person meeting the requirements of Section 5.2 (the "Delaware Trustee"); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Agreement is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Holders of a Majority in Liquidation Amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees shall have power to appoint one or more Persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Agreement. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

         SECTION 5.2 Delaware Trustee.

                  For so long as required by the Business Trust Act, the Delaware Trustee shall be:

         (a) a natural person who is a resident of the State of Delaware; or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided, however, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

         SECTION 5.3 Property Trustee; Eligibility.

         (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee and which shall:

                  (i) not be an Affiliate of the Sponsor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an indenture trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

         (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Agreement for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

         (e) The initial Property Trustee shall be:

                      The Chase Manhattan Bank
                      One Liberty Place, 52nd Floor
                      1650 Market Street
                      Philadelphia, Pennsylvania 19103
                      Attention:    Capital Markets Fiduciary Services
                      Telephone: (215) 988-1317
                      Telecopier: (215) 972-8372

         SECTION 5.4 Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.

                  Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

         SECTION 5.5 Administrative Trustees.

                           The initial Administrative Trustees shall be:

                           Israel J. Floyd
                           Jan M. King
                           Stuart C. Shears

                           c/o Hercules Incorporated
                           Hercules Plaza
                           1313 North Market Street
                           Wilmington, Delaware 19894-0001
                           Telephone:  (302) 594-5000
                           Telecopier:  (302) 594-5210

         (a) Except as expressly set forth in this Agreement and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

         (b) Except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee acting alone is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to this Agreement.

         SECTION 5.6 Delaware Trustee.

                  The initial Delaware Trustee shall be:

                  Chase Manhattan Bank Delaware
                  1201 Market Street

                  Wilmington, Delaware 19801
                  Attention:  Corporate Trust Department
                  Telephone:  (302) 984-3372
                  Telecopier:  (302) 428-4903


         SECTION 5.7 Appointment, Removal and Resignation of Trustees.

         (a) Subject to Section 5.7(b), Trustees may be appointed or removed at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                  (ii) unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

                  (iii) whether or not an Event of Default shall have occurred and be continuing after the issuance of the Securities, for cause by vote of the Holders of a Majority in Liquidation Amount of the Preferred Securities voting as a class at a meeting of the Holders of the Preferred Securities (it being understood that in no event will the Holders of the Preferred Securities have the right to vote, appoint, remove or replace the Administrative Trustees, which voting rights are exclusively vested in the Holder of the Common Securities); and

                  (iv) if an Event of Default shall have occurred and be continuing after the issuance of the Securities, by vote of Holders of a Majority in Liquidation Amount of the Preferred Securities voting as a class at a meeting of Holders of the Preferred Securities (it being understood that in no event will the Holders of the Preferred Securities have the right to vote, appoint, remove or replace the Administrative Trustees, which voting rights are exclusively vested in the Holder of the Common Securities).

         (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.7(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor; and

                  (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections
         5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the removed Delaware Trustee, the Property Trustee (if the removed Delaware Trustee is not also the Property Trustee), the Administrative Trustees and the Sponsor.

         (c) A Trustee appointed to office shall hold office until his or her successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the other Trustees, the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                         (A) until a Successor Property Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor, the Delaware Trustee (if the resigning Property Trustee is not also the Delaware Trustee) and the resigning Property Trustee; or

                         (B) until the assets of the Trust have been completely
                  liquidated and the proceeds thereof distributed to the Holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Property Trustee (if the resigning Delaware Trustee is not also the Property Trustee), the Sponsor and the resigning Delaware Trustee.

         (d) The Holders of the Common Securities or, if an Event of Default shall have occurred and be continuing after the issuance of the Securities, the Holders of the Preferred Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

         (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.7 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         SECTION 5.8 Vacancies among Trustees.

                  If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the

Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with
Section 5.7.

         SECTION 5.9 Effect of Vacancies.

                  The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust or to terminate this Agreement. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.7, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Agreement.

         SECTION 5.10 Meetings.

                  If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Agreement, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

         SECTION 5.11 Delegation of Power.

         (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission; and

         (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Agreement.

         SECTION 5.12 Merger, Conversion, Consolidation or Succession to
Business.

                  Any Person into which the Property Trustee or the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, such successor shall notify the Sponsor and the Trust promptly of its succession.


         SECTION 5.13 Compensation.

                  The Sponsor agrees:

         (a) to pay to the Property Trustee and the Delaware Trustee from time to time such compensation as shall be agreed in writing between the Company and the Property Trustee and the Delaware Trustee, respectively, for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

         (b) to reimburse the Property Trustee and the Delaware Trustee upon their request for reasonable expenses, disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, respectively, in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and advances of its agents and counsel), except any such expense or advance as may be attributable to their negligence, willful misconduct or bad faith.

                                  ARTICLE VI.
                           DISTRIBUTIONS; REMARKETING

         SECTION 6.1 Distributions.

                  Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the respective terms and preferences set forth herein and in Annex I. If and to the extent that the Debenture Issuer makes a payment of interest (including any compounded interest and additional interest) on and principal of the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders in accordance with the applicable terms of the Securities.

         SECTION 6.2 Remarketing.

         (a) Upon the occurrence of a Reset Event, the Sponsor shall send a written notice to the Holders of the Preferred Securities, the Trustees and the holders of the CRESTS Units and the Warrants identifying the type of Reset Event, the Reset Date, the identity and address of the Remarketing Agent and the procedures to be followed for a Holder of the Preferred Securities to participate in the Remarketing.

         (b) In order for any Preferred Securities to be Remarketed and resold, prior to the close of business on the fifth Business Day preceding the Reset Date the Holder thereof or of a CRESTS Unit must (1) notify the Remarketing Agent of such Holder's election to sell the desired number of Preferred Securities or Preferred Securities included in CRESTS Units, if any, and (2) tender such Preferred Securities or CRESTS Units to the Remarketing Agent. In the event that any such Preferred Security is a component of a CRESTS Unit and such Holder elects not to exercise the Warrant component of such CRESTS Unit, then the Remarketing Agent shall be authorized to notify the Unit Agent under the Unit Agreement to separate such CRESTS Unit in accordance with Section 3.1(b) of the Unit Agreement. Proceeds from the Remarketing of Preferred Securities, less the Remarketing Agent's fee, shall be disbursed by the Remarketing Agent to Holders of such Preferred Securities, unless a Holder holds a Preferred Security as part of a CRESTS Unit and is simultaneously exercising the Warrant component of such CRESTS Unit, in which case a portion of such proceeds will automatically be applied toward payment of the Warrant Exercise Price of such Warrant. In the case of a Global Preferred Security, the notice and tender requirements shall be governed by the procedures of the Clearing Agency.

         (c) In the case of a Failed Remarketing, the original terms of the Preferred Securities shall be deemed to have been in effect at all times since their original issuance under the circumstances referred to in the first paragraph of Section 2(a) of Annex I hereto.

         (d) The Sponsor will promptly give written notice of the completion of a Remarketing to the Holders of the Preferred Securities and the Trustees. Such notice shall include the new distribution rate and the Redemption Date. The Sponsor will give written notice of a Failed Remarketing to all Holders of Preferred Securities and the Trustees prior to the close of business on the sixth Business Day following the proposed Reset Date.

         (e) The Sponsor shall appoint a Remarketing Agent and use its best efforts (together with the Remarketing Agent) to facilitate a Remarketing as provided herein.

                                  ARTICLE VII.
                             ISSUANCE OF SECURITIES

         SECTION 7.1 General Provisions Regarding Securities.

         (a) The Administrative Trustees shall on behalf of the Trust issue:

                  (i) one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities"); and

                  (ii) one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities").

The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities, and shall issue such Securities at the Closing Time, on any Option Closing Date and, if applicable, as required by Section 7.12.

         (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (c) Upon issuance of the Securities as provided in this Agreement, the Securities so issued shall be validly issued, fully paid and non-assessable.

         (d) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Agreement, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Agreement.

         SECTION 7.2 Execution and Authentication.

         (a) The Securities shall be signed on behalf of the Trust by an Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the Person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of this Agreement any such person was not an Administrative Trustee.

         (b) One Administrative Trustee shall sign the Preferred Securities for the Trust by manual or facsimile signature.

                  A Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Agreement. A Common Security shall be valid upon execution by an Administrative Trustee without any act of the Property Trustee.

                  Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Preferred Securities for original issue.

                  The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the terms in Annex I hereto except as provided in Section 7.6.

                  The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee hereunder with respect to the Sponsor or an Affiliate.

         SECTION 7.3 Form and Dating.

                  The Preferred Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Agreement. The Securities may be in definitive or global form and may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to an Administrative Trustee, as evidenced by the execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange or quotation system rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). An Administrative Trustee, at the direction of the Sponsor, shall furnish any such legend not contained in Exhibits A-1 or A-2 to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Agreement and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Agreement, expressly agree to such terms and provisions and to be bound thereby.

                  The following four paragraphs shall apply only to any Global Preferred Securities:

                  The Preferred Securities shall be issued in the form of one or more permanent global Securities in definitive, fully registered form without Distribution coupons with the appropriate global legends set forth in Exhibit A-1 hereto (a "Global Preferred Security"), which shall be deposited on behalf of the purchasers of the Preferred Securities represented thereby with the Property Trustee, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by an Administrative Trustee on behalf of the Trust and authenticated by the Property Trustee as hereinafter provided. The Global Preferred Security shall represent such of the outstanding Preferred Security as shall be specified in the "Schedule of Exchanges of Interests of Global Preferred Security" attached thereto or otherwise in accordance with the procedures, of the Clearing Agency, which, in the case of a Global Preferred Security that is not a component of a CRESTS Unit, initially shall have a zero balance, and the Property Trustee shall make the necessary endorsement to the "Schedule of Exchanges of Interests of Global Preferred Security" or otherwise comply with the procedures of the Clearing Agency to increase the number of outstanding Preferred Securities represented by a Global Preferred Security that is not a component of a CRESTS Unit upon a separation of a CRESTS Unit in accordance with the Unit Agreement. The Property Trustee shall make such other necessary endorsements to the Global Preferred Security to reflect the appropriate number of outstanding Preferred Securities represented thereby. The Holder of a

Global Preferred Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Agreement or the Securities.

                  An Administrative Trustee shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more Global Preferred Securities that
(i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Property Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Property Trustee as custodian for the Clearing Agency.

                  Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Agreement with respect to any Global Preferred Security held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Global Preferred Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Preferred Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Security.

                  Except as provided in Section 9.2, owners of beneficial interests in a Global Preferred Security will not be entitled to receive physical delivery of Preferred Securities in definitive form ("Definitive Preferred Securities").

         SECTION 7.4 Registrar and Paying Agent.

                  The Trust shall maintain in the Borough of Manhattan, The City of New York, (i) an office or agency where Preferred Securities may be presented for registration of transfer ("Registrar") and (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer. The Trust may appoint the Registrar and the Paying Agent and may appoint one or more co-registrars and one or more additional paying agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar and the term "Paying Agent" includes any additional paying agent. The Trust may change any Registrar or Paying Agent without prior notice to any Holder. The Administrative Trustees shall notify the Property Trustee of the name and address of any Agent not a party to this Agreement. If the Trust fails to appoint or maintain another entity as Registrar or Paying Agent, the Property Trustee shall act as such, and as Paying Agent the Property Trustee shall have the rights set forth in Section 3.8(i). The Trust or any of its Affiliates may act as Registrar or Paying Agent. The Trust shall act as Registrar and Paying Agent for the Common Securities.

                  Any Paying Agent shall be permitted to resign as Paying Agent upon 30 days' prior written notice to the Property Trustee, the Administrative Trustees and the Sponsor. In the event that the Property Trustee shall no longer be the Paying Agent, the Trust shall appoint a


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
successor Paying Agent (which shall be a bank or trust company acceptable to the Sponsor) to act as Paying Agent.

                  The Trust initially appoints the Property Trustee as Registrar and Paying Agent for the Preferred Securities.

         SECTION 7.5 Paying Agent to Hold Money in Trust.

                  The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of the Redemption Price of or Distributions on the Securities and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

         SECTION 7.6 Replacement Securities.

                  If a Holder of a Security claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or, in the case of the Preferred Securities, to the Property Trustee, an Administrative Trustee shall execute and the Property Trustee shall authenticate and make available for delivery a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

                  Every replacement Security is an additional beneficial interest in the Trust.

         SECTION 7.7 Outstanding Preferred Securities.

                  The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

                  If a Preferred Security is replaced, paid or purchased pursuant to Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

                  If Preferred Securities are considered paid in accordance with the terms of this Agreement, they cease to be outstanding and Distributions thereon shall cease to accumulate.

                  A Preferred Security does not cease to be outstanding because the Trust, the Sponsor or an Affiliate of the Sponsor holds such Preferred Security, but such Preferred Security is not counted as outstanding for purposes of voting or consent by the Holders as set forth in Section 5 of Annex I hereto.

         SECTION 7.8 Preferred Securities in Treasury.

                  In determining whether the Holders of the required amount of Preferred Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Preferred Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

         SECTION 7.9 Temporary Securities.

                  Until Definitive Securities are ready for delivery, the Administrative Trustees may prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Administrative Trustees shall prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate Definitive Securities in exchange for temporary Securities.

         SECTION 7.10 Cancellation.

                  The Trust at any time may deliver Preferred Securities to the Property Trustee for cancellation. The Registrar and Paying Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Preferred Securities surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of cancelled Preferred Securities as the Trust directs, provided that the Property Trustee shall not be obligated to destroy Preferred Securities. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or redeemed or that have been delivered to the Property Trustee for cancellation or that any Holder has exchanged.

         SECTION 7.11 CUSIP Numbers.

                  The Trust, in issuing Preferred Securities that are not components of CRESTS Units, shall use a separate "CUSIP" number for such Preferred Securities, and, accordingly, the Property Trustee shall use such "CUSIP" number in notices of redemption as a convenience to Holders of such Preferred Securities; provided that any such notice may state that no representation is made as to the correctness of such number either as printed on such Preferred Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on such Preferred Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in any such CUSIP number.

         SECTION 7.12 Amendment to Securities Certificates

                  In the event the Trust is required to issue replacement Preferred Securities because of amendments to the provisions of this Agreement or the terms of the Preferred Securities (as a result of the Remarketing or otherwise in accordance with Section 12.1 or Section 7 of Annex I hereto), an Administrative Trustee shall execute and deliver any such replacement Preferred Securities to the Property Trustee and the Property Trustee shall authenticate such replacement Preferred Securities by manual signature of an authorized signatory of the Property Trustee and deliver such replacement Preferred Securities to the Holders of the prior Preferred Securities. The Holders, by acceptance of the Preferred Securities, expressly waive any and all rights to enforce the provisions of the prior Preferred Securities after the replacement Preferred Securities are issued and delivered. The prior Preferred Securities shall be deemed to be cancelled as of the effective date of the applicable amendment, and shall no longer be outstanding.

                                 ARTICLE VIII.
                              DISSOLUTION OF TRUST

         SECTION 8.1 Dissolution of Trust.

         (a) The Trust shall automatically dissolve upon the first to occur of the following events:

                  (i) the bankruptcy of the Sponsor;

                  (ii) (A) the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Sponsor or (B) the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iii) the distribution of a Like Amount of the Debentures to the Holders of the Securities, provided that the Property Trustee has received written notice from the Sponsor directing the Property Trustee to dissolve the Trust (which direction is optional and, except as otherwise expressly provided herein, within the discretion of the Sponsor), and provided, further, that such dissolution is conditioned on the receipt by the Administrative Trustees of an opinion of an independent tax counsel experienced in such matters (a "No Recognition Opinion") to the effect that the Holders of the Securities will not recognize any gain or loss for United States Federal income tax purposes as a result of the dissolution of the Trust and the distribution of the Debentures;

                  (iv) the entry of a decree of judicial dissolution of the Trust by a court of competent jurisdiction;

                  (v) the redemption of all of the Securities and the payment to the Holders of any and all amounts necessary therefor, all in accordance with the terms of the Securities; or

                  (vi) the expiration of the term of the Trust provided in
         Section 3.14.

         (b) As soon as is practicable upon completion of winding up of the Trust following the occurrence of an event referred to in Section 8.1(a), the Administrative Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the Business Trust Act.

         (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                  ARTICLE IX.
                              TRANSFER OF INTERESTS

         SECTION 9.1 Transfer of Securities.

         (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Agreement and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Agreement shall be null and void.

         (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

         (c) To the fullest extent permitted by law, the Sponsor may not transfer the Common Securities except for any transfer (whether voluntarily or by operation of law) permitted under Article 5 of the Indenture.

         (d) The Administrative Trustees shall provide for the registration of Securities and of the transfer of Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Administrative Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Administrative Trustees. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Agreement.

         SECTION 9.2 Transfer Procedures and Restrictions.

         (a) Transfer and Exchange of Definitive Preferred Securities. When Definitive Preferred Securities are presented to the Registrar:

                  (x) to register the transfer of such Definitive Preferred Securities; or

                  (y) to exchange such Definitive Preferred Securities which became mutilated, destroyed, defaced, stolen or lost, for an equal Scheduled Liquidation Amount of each such Definitive Preferred Security, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Preferred Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Property Trustee and the Registrar, duly executed by the Holder thereof or the Holder's attorney duly authorized in writing.

         (b) Transfer of a Definitive Preferred Security for a Beneficial Interest in a Global Preferred Security. Upon receipt by the Property Trustee of a Definitive Preferred Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee, together with written instructions directing the Property Trustee to make, or to direct the Clearing Agency to make, an adjustment on its books and records with respect to the Global Preferred Security to reflect an increase in the Accreted Liquidation Amount of the Preferred Securities represented by such Global Preferred Security, then the Property Trustee shall cancel such Definitive Preferred Security and cause, or direct the Clearing Agency to cause, the aggregate Accreted Liquidation Amount of Preferred Securities represented by the appropriate Global Preferred Security to be increased accordingly. If no Global Preferred Securities are then outstanding, an Administrative Trustee shall execute on behalf of the Trust and the Property Trustee shall authenticate, upon written order of any Administrative Trustee, a Global Preferred Security representing an appropriate Accreted Liquidation Amount of Preferred Securities.

         (c) Transfer and Exchange of Global Preferred Securities. Subject to
Section 9.2(d), the transfer and exchange of Global Preferred Securities or beneficial interests therein shall be effected through the Clearing Agency in accordance with this Agreement and the procedures of the Clearing Agency therefor.

         (d) Transfer of a Beneficial Interest in a Global Preferred Security for a Definitive Preferred Security.

                  (i) A Global Preferred Security deposited with the Clearing Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to Section 7.3 shall be transferred to the beneficial owners thereof in the form of Definitive Preferred Securities only if such transfer complies with Section 9.2(c) and (1) the Clearing Agency notifies the Trust that it is unwilling or unable to continue as Clearing Agency for such Global Preferred Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and, in each case, a clearing agency is not appointed by the Sponsor within 90 days of receipt of such notice or of becoming aware of such condition, (2) a Default or an Event of Default has occurred and is continuing or (3) the Trust at its sole discretion elects to cause the issuance of Definitive Preferred Securities.

                  (ii) Any Global Preferred Security that is transferable to the beneficial owners thereof in the form of Definitive Preferred Securities pursuant to this Section 9.2(d) shall be surrendered by the Clearing Agency to the Property Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Preferred Security, an equal aggregate Scheduled Liquidation Amount of Securities of authorized denominations in the form of Definitive Preferred Securities. Any portion of a Global Preferred Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct in writing.

         In the event of the occurrence of any of the events specified in clause
(i) above, the Administrative Trustees will promptly make available to the Property Trustee a reasonable supply of Definitive Preferred Securities in fully registered form without Distribution coupons.

         (e) Restrictions on Transfer and Exchange of Global Preferred Securities. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in subsection (d) of this Section 9.2), a Global Preferred Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

         (f) Cancellation or Adjustment of Global Preferred Securities. At such time as all beneficial interests in a Global Preferred Security have either been exchanged for Definitive Preferred Securities to the extent permitted by this Agreement or redeemed, repurchased or canceled in accordance with the terms of this Agreement, such Global Preferred Security shall be returned to the Clearing Agency for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Preferred Security is exchanged for Definitive Preferred Securities, Preferred Securities represented by such Global Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee (if it is then the custodian for such Global Preferred Security) with respect to such Global Preferred Security, by the Property Trustee or the Securities Custodian, to reflect such reduction.

         (g) Obligations with Respect to Transfers and Exchanges of Preferred Securities.

                  (i) To permit registrations of transfers and exchanges, an Administrative Trustee shall execute and the Property Trustee shall authenticate Definitive Preferred Securities and Global Preferred Securities at the Registrar's request in accordance with the terms of this Agreement.

                  (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                  (iii) The Registrar shall not be required to register the transfer of or exchange of (a) Preferred Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Preferred Securities for redemption and ending at the close of business on the day of such mailing; or (b) any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

                  (iv) All Preferred Securities issued upon any registration of transfer or exchange pursuant to the terms of this Agreement shall evidence the same security and shall be entitled to the same benefits under this Agreement as the Preferred Securities surrendered upon such registration of transfer or exchange.

         (h) No Obligation of the Property Trustee.

                  (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Preferred Security, a Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Participant therein, with respect to any ownership interest in the Preferred Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Securities shall be given or made only to or upon the order of the Holders (which shall be the Clearing Agency or its nominee in the case of a Global Preferred Security). The rights of beneficial owners in any Global Preferred Security shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any beneficial owners.

                  (ii) The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Preferred Security (including any transfers between or among Clearing Agency Participants or beneficial owners in any Global Preferred Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         SECTION 9.3 Deemed Security Holders.

                  The Trust, the Trustees, the Registrar and the Paying Agent may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner and Holder of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person other than such Holder, regardless of any notice to the contrary.

         SECTION 9.4 Book Entry Interests.

                  Global Preferred Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency, and no Preferred Security Beneficial Owner will receive a Definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Preferred Securities, except as provided in Section 9.2. Unless and until Definitive Preferred Securities have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.2:

         (a) the provisions of this Section 9.4 shall be in full force and effect;

         (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of Distributions on the Global Preferred Security and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Preferred Security and shall have no obligation to the Preferred Security Beneficial Owners;

         (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Agreement, the provisions of this Section 9.4 shall control; and

         (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Participants, including receiving and transmitting payments of Distributions on the Global Preferred Security to such Participants. DTC will make book entry transfers among the Participants.

         SECTION 9.5 Notices to Clearing Agency.

                  Whenever a notice or other communication to the Preferred Security Holders is required to be given by a Trustee under this Agreement, such Trustee shall give all such notices and communications specified herein to be given to the Holder of the Global Preferred Security to the Clearing Agency and shall have no notice obligations to the Preferred Security Beneficial Owners.

         SECTION 9.6 Appointment of Successor Clearing Agency.

                  If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to the Preferred Securities.

                                   ARTICLE X.
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

         SECTION 10.1 Liability.

         (a) Except as expressly set forth in this Agreement, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                  (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

         (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         SECTION 10.2 Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Agreement or by law, except that this provision shall not be deemed to modify Section 3.9(b).

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

         SECTION 10.3 Fiduciary Duty.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b) Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between any Covered Person and any Indemnified Person; or

                  (ii) whenever this Agreement or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Agreement an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or by applicable law.

         SECTION 10.4 Indemnification.

                  (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the

         Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Company Indemnified Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, the Company Indemnified Person shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by such Company Indemnified Person in connection therewith.

                  (iv) Any indemnification under paragraphs (i) and (ii) of this
         Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because the Company Indemnified Person has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (3) by the Common Security Holder of the Trust.

                  (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that such Company Indemnified Person is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (1) by the Administrative Trustees by a majority vote of a Quorum of disinterested Administrative Trustees, (2) if such a Quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (3) by the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such Person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                  (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Company Indemnified Person against any liability asserted against such Company Indemnified Person and incurred by such Company Indemnified Person in any such capacity, or arising out of the status as such, whether or not the Sponsor would have the power to indemnify such Company Indemnified Person against such liability under the provisions of this Section 10.4(a).

                  (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he or she would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

         (b) The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. With respect to the Property Trustee, this provision shall not be deemed to modify Section 3.9(b) or the Trust Indenture Act. The obligation to indemnify as set forth in this
Section 10.4(b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee and the satisfaction and discharge of this Agreement.

         SECTION 10.5 Outside Businesses.

                  Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                  ARTICLE XI.
                                   ACCOUNTING

         SECTION 11.1 Fiscal Year.

                  The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

         SECTION 11.2 Certain Accounting Matters.

         (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States Federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

         (b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

         (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States Federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

         (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States Federal income tax return, on a Form 1041 or such other form required by United States Federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

         SECTION 11.3 Banking.

                  The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

         SECTION 11.4 Withholding.

                  The Trust and the Administrative Trustees shall comply with all withholding requirements under United States Federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Administrative Trustees to assist them in determining the extent of, and in fulfilling, the Trust's withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claim of excess withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII.
                             AMENDMENTS AND MEETINGS

         SECTION 12.1 Amendments.

         (a) Except as otherwise provided in this Agreement or by any applicable terms of the Securities, this Agreement may only be amended by a written instrument approved and executed by:

                  (i) the Sponsor and the Administrative Trustees (or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees);

                  (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

         (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Agreement (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                         (A) an Officers' Certificate from each of the Trust and
                  the Sponsor that such amendment is permitted by, and conforms to, the terms of this Agreement (including the terms of the Securities); and

                         (B) an opinion of counsel (who may be counsel to the
                  Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Agreement (including the terms of the Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied; and

                  (iii) to the extent the result of such amendment would:

                         (A) cause the Trust to fail to be classified for
                  purposes of United States Federal income taxation as a grantor trust;

                         (B) reduce or otherwise adversely affect the powers of
                  the Property Trustee in contravention of the Trust Indenture Act; or

                         (C) cause the Trust to be deemed to be an Investment
                  Company required to be registered under the Investment Company Act.

         (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of the Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities; provided, however, that, without the consent of each Holder of the Securities, this Agreement may not be amended to (i) change the Distribution rate (or manner of calculation of the Distribution rate), amount, timing or currency or otherwise adversely affect the method of any required payment, (ii) change the purposes of the Trust, (iii) authorize the issuance of any additional beneficial interests in the Trust, (iv) change the redemption provisions, (v) change the conditions precedent for the Sponsor to elect to dissolve the Trust and distribute the Debentures to the Holders of the Securities, (vi) change the Liquidation Distribution or other provisions relating to the distribution of amounts payable upon the dissolution and liquidation of the Trust, (vii) affect the limited liability of any Holder of the Securities or (viii) restrict the right of a Holder of the Securities to institute suit for the enforcement of any required payment on or after the due date therefor (or in the case of redemption, on the Redemption Date).

         (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities.

         (e) Article IV shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

         (f) The rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and to appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

         (g) Notwithstanding Section 12.1(c), this Agreement may be amended by the Sponsor and the Trustees without the consent of the Holders of the Securities to:

                  (i) cure any ambiguity, correct or supplement any provision in this Agreement that may be inconsistent with any other provision of this Agreement or make any other provisions with respect to matters or questions arising under this Agreement not inconsistent with any other provisions of this Agreement;

                  (ii) modify, eliminate or add to any provisions of this Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States Federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act;

provided, however, that, in each case, such action shall not adversely affect in any material respect the interests of the Holders of the Securities, and any such amendments of this Agreement shall become effective when notice thereof is given to the Holders of the Securities.

         SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Agreement, the terms of the Securities, or the rules of any stock exchange or quotation system or market on which the Preferred Securities may then be listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of 10% in Liquidation Amount of the Securities of such class. Such direction shall be given by delivering to the Administrative Trustees one or more notices in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the security certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Agreement or the rules of any stock exchange or quotation system or market on which the Preferred Securities may then be listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in aggregate Accreted Liquidation Amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing.

         (c) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. The Administrative Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                  (iv) unless the Business Trust Act, this Agreement, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange or quotation system or market on which the Preferred Securities may then be listed or trading otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

         SECTION 12.3 Power of Attorney.

                  Each Holder, by acceptance of the Preferred Securities, hereby irrevocably constitutes and appoints the Remarketing Agent and each of its officers as the Holder's true and lawful representative and attorney-in-fact, with full power and authority in the Holder's name, place and stead to make, execute, acknowledge, deliver, swear to, record and file with respect to the Preferred Securities any and all instruments, documents and certificates which, from time to time, may be required in connection with the Remarketing of the Preferred Securities and to take any other action which the Remarketing Agent may deem necessary or appropriate, in its discretion, in connection with the Remarketing of the Preferred Securities. This power of attorney is coupled with an interest and shall continue in full force and effect and shall not be affected by the subsequent death, disability, insolvency, bankruptcy, termination or incapacity of a Holder and may be exercised by an officer of the Remarketing Agent signing individually for any Holder or for all Holders exercising any particular instrument.

                                 ARTICLE XIII.
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

         SECTION 13.1 Representations and Warranties of Property Trustee.

                  The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Agreement, and each Successor Property Trustee represents and warrants, as applicable, to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

         (a) the Property Trustee is a banking corporation, a national banking association or a bank or trust company, duly organized, validly existing and in good standing under the laws of the United States or a State of the United States, as the case may be, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Agreement;

         (b) the execution, delivery and performance by the Property Trustee of this Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee; and this Agreement has been duly executed and delivered by the Property Trustee under New York law and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) the execution, delivery and performance of this Agreement by the Property Trustee do not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

         (d) no consent, approval or authorization of, or registration with or notice to, any federal or New York State banking authority is required for the execution, delivery or performance by the Property Trustee of this Agreement.

         SECTION 13.2 Representations and Warranties of Delaware Trustee.

                  The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Agreement, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) the Delaware Trustee is a banking corporation, a national banking association or a bank or trust company, duly organized, validly existing and in good standing under the laws of the United States or the State of Delaware, as the case may be, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Agreement;

         (b) the execution, delivery and performance by the Delaware Trustee of this Agreement have been duly authorized by all necessary corporate action on the part of the Delaware Trustee; this Agreement has been duly executed and delivered by the Delaware Trustee under Delaware law and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) the execution, delivery and performance of this Agreement by the Delaware Trustee do not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee;

         (d) no consent, approval or authorization of, or registration with or notice to, any Federal or Delaware banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Agreement; and

         (e) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware, and is a Person that satisfies for the Trust Section 3807(a) of the Business Trust Act.

                                  ARTICLE XIV.
                                  MISCELLANEOUS

         SECTION 14.1 Notices.

                  All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

         (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                           Hercules Trust II
                           c/o Hercules Incorporated
                           Hercules Plaza
                           1313 North Market Street
                           Wilmington, Delaware  19894-0001

                           Attention:  Israel J. Floyd
                           Telephone: (302) 594-5000
                           Telecopier: (302) 594-5210

         (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

                           Chase Manhattan Bank Delaware
                           1201 Market Street
                           Wilmington, Delaware  19801
                           Attention:  Corporate Trust Department
                           Telephone:  (302) 984-3372
                           Telecopier:  (302) 428-4903

         (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                           The Chase Manhattan Bank
                           c/o Chase Manhattan Trust Company, N.A.
                           One Liberty Place, 52nd Floor
                           1650 Market Street
                           Philadelphia, Pennsylvania  19103
                           Attention:  Capital Markets Fiduciary Services
                           Telephone:  (215) 988-1317
                           Telecopier:  (215) 972-8372

         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                           Hercules Incorporated
                           Hercules Plaza
                           1313 North Market Street
                           Wilmington, Delaware 19894-0001

                           Attention:  Vice-President and Treasurer and
                                        Corporate Secretary
                           Telephone:  (302) 594-5000
                           Telecopier:  (302) 594-5210


         (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 14.2 Governing Law.

                  This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws, except that the rights, limitations of rights, obligations, duties and immunities of the Property Trustee shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 14.3 Intention of the Parties.

                  It is the intention of the parties hereto that the Trust be classified for United States Federal income tax purposes as a grantor trust. The provisions of this Agreement shall be interpreted to further this intention of the parties.

         SECTION 14.4 Headings.

                  The Table of Contents, Cross-Reference Table and Headings contained in this Agreement are inserted for convenience of reference only and do not affect the interpretation of this Agreement or any provision hereof.

         SECTION 14.5 Successors and Assigns.

                  Whenever in this Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Agreement by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

         SECTION 14.6 Partial Enforceability.

                  If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         SECTION 14.7 Counterparts.

                  This Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the undersigned have caused this Amended and Restated Trust Agreement to be executed as of the day and year first above written.



                               Jan M. King, not in her individual capacity but solely as Administrative Trustee of the Trust

                                /s/ JAN M. KING
                               --------------------------------------


                               Stuart C. Shears, not in his individual capacity but solely as Administrative Trustee of the Trust

                                /s/ STUART C. SHEARS
                               ---------------------------------------


                               Israel J. Floyd, not in his individual capacity but solely as Administrative Trustee of the Trust

                                /s/ ISRAEL J. FLOYD
                               ---------------------------------------





                               Chase Manhattan Bank Delaware, not in its individual capacity but solely as Delaware Trustee of the Trust


                               By: /s/ DENIS KELLY
                                  ------------------------------------
                                    Name: Denis Kelly
                                    Title: Assistant Vice President




                               The Chase Manhattan Bank, not in its individual capacity but solely as Property Trustee of the Trust


                               By: /s/ JOSEPH C. PROGAR
                                  ------------------------------------
                                    Name: Joseph C. Progar
                                    Title: Authorized Officer

                                Hercules Incorporated,
                                as Sponsor of the Trust


                               By:  /s/ GEORGE MACKENZIE
                                   --------------------------------------
                                    Name: George MacKenzie
                                    Title: Senior Vice President and
                                           Chief Financial Officer

                                     ANNEX I


                                    TERMS OF
                              PREFERRED SECURITIES
                                COMMON SECURITIES


                  Pursuant to Section 7.1 of the Amended and Restated Trust Agreement of the Trust, dated as of July 27, 1999 (as amended from time to time, the "Agreement"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities (collectively, the "Securities") are set forth below (each capitalized term used but not defined herein has the meaning set forth in the Agreement or, if not defined in such Agreement, as defined in the Indenture):

         1. Designation and Number.

         (a) Preferred Securities. Up to 400,000 Preferred Securities of the Trust, with an aggregate Scheduled Liquidation Amount with respect to the assets of the Trust of Four Hundred Million Dollars ($400,000,000), and with a Scheduled Liquidation Amount with respect to the assets of the Trust of $1,000 per security, are hereby designated for the purposes of identification only as "Preferred Securities" (the "Preferred Securities"). The certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

         (b) Common Securities. Up to 12,372 Common Securities of the Trust, with an aggregate Scheduled Liquidation Amount with respect to the assets of the Trust of Twelve Million Three Hundred Seventy Two Thousand Dollars ($12,372,000), and with a Scheduled Liquidation Amount with respect to the assets of the Trust of $1,000 per security, are hereby designated for the purposes of identification only as "Common Securities" (the "Common Securities"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

         2. Distributions.

         (a) Distributions on each Security will be payable at a rate per annum of 6.50% of the scheduled liquidation amount of $1,000 per Security (the "Scheduled Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee; provided, however, that Distributions on each Security on and after a Reset Date, if any, will be payable at the annual rate determined in the related Remarketing of the Preferred Securities based on the Accreted Liquidation Amount thereof (for the avoidance of doubt, the Distribution payable on the Distribution Date (as defined below) immediately following a Reset Date shall be the sum of (i) the Distributions accumulated from and including the last Distribution Date to but excluding the Reset Date at the Distribution Rate (as defined below) in effect prior to the Reset Date, plus (ii) the Distributions accumulated from and including the Reset Date to but excluding the applicable Distribution

Date at the Distribution Rate determined in the Remarketing). Distributions in arrears for more than one quarterly period will bear additional distributions thereon compounded quarterly at the then applicable Distribution Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes any such additional distributions unless otherwise stated. The term "Distribution Rate," as used herein, means a rate per annum equal to 6.50% of the Scheduled Liquidation Amount or, in the case of a Remarketing of Preferred Securities, the annual rate determined in such Remarketing based on the Accreted Liquidation Amount. A Distribution is payable only to the extent that payments are made by the Sponsor in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor.

                  Upon the occurrence of a Reset Event (other than a Reset Event within the meaning of clause (B) of the definition of a Trading Reset Event in
Article I of the Agreement), if any, the Sponsor shall select a date, not less than 30 nor more than 60 days after the date notice is given to the Holders of the Preferred Securities and not more than 70 days after the occurrence of such Reset Event, on which the Remarketing of the Preferred Securities shall occur and modifications to the terms of the Preferred Securities and the Debentures referred to herein shall become effective (the "Reset Date"). Upon the occurrence of a Reset Event within the meaning of clause (B) of the definition of a Trading Reset Event in Article I of the Agreement, the "Reset Date" shall automatically be the date 15 Business Days prior to the Expiration Date of the Warrants.

                  Notwithstanding the foregoing, there shall not be a "Reset Date" if (i) in the case of a Trading Reset Event, an Event of Default under the Agreement or a deferral of Distributions to Holders of the Preferred Securities has occurred and is continuing; (ii) in the case of a Trading Reset Event, the closing price of the Sponsor's common stock on the New York Stock Exchange (or, if not then listed on such exchange, any other national securities exchange) as of fifth Business Day preceding the Reset Date or as of the Reset Date is less than the Exercise Price Per Share (determined without regard to the Reset Date);
(iii) in the case of a Trading Reset Event, (A) the Shelf Registration Statement is not effective under the Securities Act or (B) the Sponsor shall have notified the Warrant Agent under the Warrant Agreement, which notice shall not have been withdrawn by it, that it is unable as of the Reset Date to deliver a then current Prospectus to exercising holders of the Warrants; or (iv) the Remarketing Agent is unable to Remarket all of the Preferred Securities to be Remarketed at the Remarketing Rate prior to the close of business on the fifth Business Day following the Reset Date or all of the conditions precedent to such Remarketing referred to in the Agreement have not been fulfilled (a "Failed Remarketing").

                  The Administrative Trustees will give notice of a Failed Remarketing to all Holders of the Preferred Securities and to the Property Trustee and the Delaware Trustee prior to the close of business on the sixth Business Day following the Reset Date. Following a Failed Remarketing (or the absence of a Remarketing due to a failure to satisfy one of the other conditions referred to above), (i) in the case of a Trading Reset Event, the Preferred Securities may be Remarketed again, in the manner described in the Agreement if a Reset Event subsequently occurs and (ii) in the case of an Acquisition Reset Event, the Preferred Securities shall be Remarketed every fifteenth day thereafter until there has been a successful Remarketing, in which case the date of the successful Remarketing will be the "Reset Date."

                  The Sponsor shall notify the Trustee and the Debenture Trustee within five Business Days after the occurrence of a Reset Date.

                  (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from and including July 27, 1999, to but excluding the related Distribution Date or Redemption Date (as defined below) and will be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing September 30, 1999, (each, a "Distribution Date"), and on the Redemption Date, except as otherwise described below. The amount of Distributions payable for any Distribution Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. "Distribution Period" means the period from and including the immediately preceding Distribution Date (or July 27, 1999, in the case of the first Distribution Period), to but excluding the applicable Distribution Date, or Redemption Date, as the case may be. If a Distribution Date is not a Business Day, then such Distribution will be made on the next succeeding Business Day. However, if the next succeeding Business Day is in the next succeeding calendar year, such Distribution will be made on the immediately preceding Business Day.

                  As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period at any time and from time to time for a period not exceeding 20 consecutive quarterly periods (each quarterly period as to which quarterly interest payments have been deferred is referred to herein as an "Extension Period"), provided that an Extension Period must end on an Interest Payment Date for the Debentures and may not extend beyond the stated maturity date or date of earlier redemption of the Debentures, as the case may be. As a consequence of such deferral, Distributions on the Securities will also be deferred during an Extension Period. Despite such deferral, quarterly Distributions will continue to accumulate with additional interest thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Distribution Rate then in effect, compounded quarterly during any Extension Period. Prior to the termination of an Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that an Extension Period, together with all such previous and further extensions, may not exceed 20 consecutive quarterly periods, must end on an Interest Payment Date for the Debentures and may not extend beyond the stated maturity date or date of earlier redemption of the Debentures, as the case may be. At the end of an Extension Period, all accumulated and unpaid Distributions (but only to the extent payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor) will be payable to the Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period (or any extension thereof) and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the foregoing requirements.

                  (c) Distributions on a Distribution Date will be payable to the Holders thereof as they appear on the books and records of the Trust on the day immediately preceding such Distribution Date. If the Preferred Securities are ever issued in the form of Definitive Preferred Securities, the record date for the payment of Distributions shall be the 15th day of the calendar month in which the Distribution Date occurs, even if that day is not a Business Day. The relevant record dates for the Common Securities shall be the same as the record dates for the Preferred Securities. Distributions payable on any Securities that are not punctually paid or duly provided for on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted Distributions will instead be payable to the Person in whose name such Securities are registered on the Special Record Date or other specified date determined in accordance with the Indenture.

                  (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed on a Pro Rata (as defined herein) basis among the Holders of the Securities.

                  3. Liquidation Distribution Upon Dissolution.

                  In the event of any dissolution of the Trust, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders of the Securities a Like Amount (as defined below) of the Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the Accreted Liquidation Amount per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount is referred to herein as the "Liquidation Distribution").

                  "Like Amount" means (i) with respect to a redemption of the Securities, Securities having an aggregate Scheduled Liquidation Amount equal to the aggregate principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures upon the dissolution of the Trust, Debentures having an aggregate principal amount equal to the aggregate Scheduled Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

                  If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

                  4. Redemption and Distribution.

                  (a) Upon the repayment of the Debentures on their stated maturity date or date of earlier redemption, the proceeds from such repayment shall be simultaneously applied by the Property Trustee to redeem a Like Amount of the Securities at a redemption price equal to (i) in the case of the repayment of the Debentures on their stated maturity date, the Maturity Redemption Price (as defined below) and (ii) in the case of the redemption of the Debentures following the Remarketing of the Preferred Securities, the Optional Redemption Price (as defined below). The Maturity Redemption Price and the Optional Redemption Price are referred to collectively as the "Redemption Price" and the date fixed for redemption of the Securities is referred to herein as the "Redemption Date." Holders will be given not less than 30 nor more than 60 days' prior written notice of such redemption in accordance with Section 4(e). Any redemption of Securities shall be made, and the applicable Redemption Price shall be payable, on the Redemption Date, and only to the extent that the Trust has funds legally available for the payment thereof.

                  (b) The "Maturity Redemption Price" shall mean a price equal to the Scheduled Liquidation Amount of the Securities plus accumulated and unpaid Distributions thereon, if any, to the Redemption Date. The "Optional Redemption Price" shall mean a price equal to the Accreted Liquidation Amount of the Securities plus accumulated and unpaid Distributions thereon, if any, to the Redemption Date.

                  (c) If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed on a Pro Rata basis and the Preferred Securities to be redeemed will be determined as described in Section 4(e)(ii) below.

                  (d) On and from the date fixed by the Administrative Trustees for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will be deemed to represent beneficial interests in Debentures until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

                  (e) The procedure with respect to redemptions or distributions of Debentures shall be as follows:

                         (i) Notice of any redemption of, or notice of
                  distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by an Administrative Trustee on behalf of the Trust by mail to each Holder of Securities to be redeemed or exchanged (with a copy to the Property Trustee) not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                         (ii) In the event that fewer than all the outstanding
                  Preferred Securities are to be redeemed, the Preferred Securities to be redeemed shall be redeemed on a Pro Rata basis from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.

                         (iii) If the Securities are to be redeemed and the
                  Trust gives a Redemption/Distribution Notice (which notice will be irrevocable), then (A) with respect to Global Preferred Securities representing Preferred Securities issued in book-entry form, by 12:00 noon, New York City time, on the Redemption Date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures by 10:00 a.m., New York City time, on the Stated Maturity Date or the date of earlier redemption, as the case requires, the Property Trustee will deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Preferred Securities and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the relevant Participants, and (B) with respect to Definitive Preferred Securities and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of such Holder appearing on the books and records of the Trust on the Redemption Date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, or on the Redemption Date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

                         (iv) Payment of accumulated and unpaid Distributions on
                  the Redemption Date will be subject to the rights of Holders of Securities on the close of business on a record date in respect of a Distribution Date occurring on or prior to such Redemption Date.

                         (v) Neither the Administrative Trustees nor the Trust
                  shall be required to register or cause to be registered the transfer of (i) any Securities beginning on the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption or (ii) any Securities selected for redemption except the unredeemed portion of any Security being redeemed. If a Redemption Date is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding Business Day, and no interest or other payment in respect of any such delay will accumulate for the period to but excluding such Business Day. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the Redemption Date for purposes of calculating the Redemption Price.

                         (vi) Redemption/Distribution Notices shall be sent by
                  the Property Trustee on behalf of the Trust to (A) in respect of the Preferred Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Preferred Securities have been issued or, if Definitive Preferred Securities have been issued, to the Holders thereof, and (B) in respect of the Common Securities, to the Sponsor.

                         (vii) Subject to the foregoing and applicable law
                  (including, without limitation, United States Federal securities laws and banking laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

                  5. Voting Rights - Preferred Securities.

                  (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law or the Agreement, the Holders of the Preferred Securities will have no voting rights.

                  (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercise any trust or power conferred upon the Debenture Trustee, with respect to the Debentures, (ii) waive any past default that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, without, in each case, obtaining (1) the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Preferred Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Preferred Securities and (2) an Opinion of Counsel delivered to the Trust from tax counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as corporation for United States Federal income tax purposes on account of such action.

                  Notwithstanding anything to the contrary contained herein, if an Event of Default under the Agreement has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or interest on the Debentures on the date such principal or interest is otherwise payable (or, in the case of redemption, on the Redemption
Date), then a Holder of Preferred Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to such Holder of the principal of or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such a Direct Action, (i) the rights of the Common Securities Holder will be subordinated to the rights of Holders of Preferred Securities with respect to payments made or required to be made by the Debenture Issuer in such Direct Action and (ii) the Debenture Issuer shall remain obligated to pay the principal of or interest on such Debentures, and the Debenture Issuer shall be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder in such Direct Action.

                  Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Property Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

                  No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures, in accordance with the Agreement and these terms of the Securities.

                  Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

                  6. Voting Rights - Common Securities.

                  (a) Except as provided under Sections 6(b) and 7 as otherwise required by law or the Agreement, the Holders of the Common Securities will have no voting rights.

                  (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercise any trust or power conferred upon the Debenture Trustee, with respect to the Debentures, (ii) waive any past default that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, without, in each case, obtaining (1) the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Common Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of the Common Securities Holder and (2) an Opinion of Counsel delivered to the Trust from tax counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States Federal income tax purposes on account of such action.

                  Notwithstanding anything to the contrary contained herein, if an Event of Default under the Agreement has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or interest on the Debentures on the date such principal or interest is otherwise payable (or, in the case of redemption, on the Redemption

Date), then a Holder of Common Securities may institute a Direct Action against the Debenture Issuer for enforcement of payment to such Holder of the principal of or interest on a Like Amount of Debentures on or after the respective due date specified in the Debentures. In connection with such a Direct Action, (i) the rights of the Common Securities Holder will be subordinated to the rights of Holders of Preferred Securities with respect to payments made or required to be made by the Debenture Issuer in such Direct Action and (ii) the Debenture Issuer shall remain obligated to pay the principal of or interest on such Debentures, and the Debenture Issuer shall be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder in such Direct Action.

                  Any approval or direction of Holder(s) of Common Securities may be given at a separate meeting of Holder(s) of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holder(s) of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holder(s) are entitled to vote and (iii) instructions for the delivery of proxies.

                  No vote or consent of the Holder(s) of the Common Securities will be required for the Trust to redeem and cancel Common Securities, or to distribute the Debentures, in accordance with the Agreement and these terms of the Securities.

                  7. Amendments to Agreement.

                  In addition to the requirements set out in Section 12.1 of the Agreement, the Agreement may be amended from time to time by the Sponsor and the Administrative Trustees with (i) the consent of Holders of a Majority in Liquidation Amount of all outstanding Securities, and (ii) receipt by the Trustees of an opinion of counsel experienced in such matters to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States Federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act; provided, however, that, without the consent of each Holder of the Securities, the Agreement may not be amended to (i) change the Distribution Rate (or manner of calculation of the Distribution Rate), amount, timing or currency or otherwise adversely affect the method of any required payment, (ii) change the purposes of the Trust, (iii) authorize the issuance of any additional beneficial interests in the Trust, (iv) change the redemption provisions, (v) change the conditions precedent for the Sponsor to elect to dissolve the Trust and distribute the Debentures to the Holders of the Securities, (vi) change the Liquidation Distribution or other provisions relating to the distribution of amounts payable upon the dissolution and liquidation of the Trust, (vii) affect the limited liability of any Holder of the Securities or (viii) restrict the right of a Holder of the Securities to institute suit for the enforcement of any required payment on or after the due date therefor (or, in the case of redemption, on the Redemption Date).

                  8. Pro Rata.

                  A reference herein to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate Scheduled Liquidation Amount of the Securities held by such Holder in relation to the aggregate Scheduled Liquidation Amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Agreement has occurred and is continuing, in which case any funds legally available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate Scheduled Liquidation Amount of Preferred Securities held by such Holder relative to the aggregate Scheduled Liquidation Amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate Scheduled Liquidation Amount of Common Securities held by such Holder relative to the aggregate Scheduled Liquidation Amount of all Common Securities outstanding.

                  9. Ranking.

                  The Preferred Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Agreement occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Preferred Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled at such time.

                  10. Acceptance of Securities Guarantees and Indenture.

                  Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee, the Common Securities Guarantee and the Indenture, including the subordination provisions therein.

                  11. No Preemptive Rights.

                  The Holders of the Securities shall have no preemptive or similar rights to subscribe for any other securities of the Trust.

                  12. Miscellaneous.

                  These terms constitute a part of the Agreement.

                  The Sponsor will provide a copy of the Agreement, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture (including any supplemental indenture) to a Holder without charge on written request to the Sponsor at its principal place of business.

                                                                     EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE


THIS PREFERRED SECURITY IS A GLOBAL PREFERRED SECURITY WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") OR A NOMINEE OF THE DEPOSITORY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF
CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate Number PS-            Number of Preferred Securities Up to:
                      ---                                              ---------
                                                           CUSIP No. 427 098 207

                   Certificate Evidencing Preferred Securities

                                       of

                                HERCULES TRUST II

                          Trust II Preferred Securities
          (scheduled liquidation amount $1,000 per Preferred Security)

         HERCULES TRUST II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of up to ________ preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated as the Trust II Preferred Securities (scheduled liquidation amount $1,000 per Preferred Security) (the "Preferred Securities") as reflected on the Schedule of Exchanges of Interests of Global Preferred Security attached hereto. The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of


                                      A1-1
this certificate duly endorsed and in proper form for transfer and otherwise complies with the terms of this Preferred Security.

         The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement of the Trust, dated as of July 27, 1999, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Trust Agreement. Capitalized terms used but not defined herein shall have the respective meanings given them in the Trust Agreement. The Sponsor will provide a copy of the Trust Agreement, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder and to the benefits of the Preferred Securities Guarantee to the extent provided therein.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.



                                      A1-2

         IN WITNESS WHEREOF, the Trust has executed this certificate this 27th day of July, 1999.

                                         HERCULES TRUST II


                                         By:
                                            ------------------------------------
                                         Name: Israel J. Floyd
                                         Title: Administrative Trustee



                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Preferred Securities referred to in the within-mentioned Trust Agreement.

                                         THE CHASE MANHATTAN BANK,
                                         as Property Trustee


                                         By:
                                            ------------------------------------
                                                   Authorized Signatory






                                      A1-3

                         [REVERSE OF PREFERRED SECURITY]

         Distributions on this Preferred Security will be payable at a rate per annum of 6 1/2% of the Scheduled Liquidation Amount of $1,000 per Preferred Security (the "Scheduled Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee, except that if the Preferred Securities are Remarketed, Distributions on this Preferred Security on and after the Reset Date will be payable at the annual distribution rate established in the Remarketing on the Accreted Liquidation Amount of this Preferred Security. Distributions not paid when due will themselves accumulate distributions at the then applicable annual rate (to the extent permitted by law). The term "Distributions," as used herein, includes any such additional distributions unless otherwise stated. The term "Distribution Rate," as used herein, means a rate per annum equal to 6 1/2% of the Scheduled Liquidation Amount or, in the case of a Remarketing, the annual rate established thereby based on the Accreted Liquidation Amount. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

         Distributions on the Preferred Securities will be cumulative, will accumulate from and including the most recent date on which Distributions have been paid or, if no Distributions have been paid, from and including July 27, 1999, to but excluding the relevant Distribution Date (as defined below) or any date fixed for redemption (a "Redemption Date"), and will be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 1999 (each, a "Distribution Date"), except as otherwise described below and in the Trust Agreement. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. "Distribution Period" means the period from and including the immediately preceding Distribution Date (or July 27, 1999, in the case of the first Distribution Period) to but excluding the applicable Distribution Date or Redemption Date. If a Distribution Date is not a Business Day, then such Distribution will be made on the next succeeding Business Day (and without any interest or other payment in respect of such delay), except if such Business Day is in the next succeeding calendar year, such Distribution will be made on the immediately preceding Business Day.

         As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive periods (each, an "Extension Period"), provided that an Extension Period must end on an interest payment date for the Debentures and may not extend beyond the stated maturity date or date of earlier redemption for the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate with additional distributions thereon (to the extent permitted by law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Distribution Rate then in effect compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension



                                      A1-4

Period, together with all such previous and further extensions, may not exceed 20 consecutive quarterly periods, must end on an interest payment date for the Debentures and may not extend beyond the stated maturity date or date of earlier redemption of the Debentures. At the end of the Extension Period, all accumulated and unpaid Distributions (but only to the extent payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor) will be payable to the Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period (or any extension thereof) and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the foregoing requirements.

         Subject to certain conditions set forth in the Trust Agreement and the Indenture, the Property Trustee may, at the direction of the Sponsor, dissolve the Trust at any time and cause the Debentures to be distributed to the Holders of the Preferred Securities in liquidation of the Trust or, simultaneously with the maturity or any redemption of the Debentures, cause a Like Amount of the Preferred Securities to be redeemed by the Trust.

         The Preferred Securities shall be redeemable as provided in the Trust Agreement.

         Upon a Remarketing, certain terms of the Preferred Securities referred to in the Trust Agreement will be modified as of the Reset Date.



                                      A1-5

                             -----------------------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

         ---------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

         ---------------------------------------------------------------
         ---------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints _________________________________________________ agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     ----------------



Signature:
          --------------------------------------------------
          (Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee(1):
                       -------------------------------------

----------
(1) Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                      A1-6

         SCHEDULE OF EXCHANGES OF INTERESTS OF GLOBAL PREFERRED SECURITY

         Unless otherwise specified below, the Preferred Securities represented by this Global Preferred Security shall have a zero balance.

The following exchanges of a part of this Global Preferred Security have been made:


                     Amount of increase in
                      number of Preferred         Number of Preferred           Signature of
                       Securities in this       Securities in this Global        authorized
                        Global Preferred           Preferred Security           signatory of
Date of Exchange            Security             following such increase      Property Trustee
----------------     ---------------------      -------------------------     ----------------






                                      A1-7

                                                                     EXHIBIT A-2


                       FORM OF COMMON SECURITY CERTIFICATE

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SET FORTH IN THE TRUST AGREEMENT REFERRED TO BELOW.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD UNLESS SUCH OFFER AND SALE ARE REGISTERED UNDER OR ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.

Certificate Number CS-001                  Number of Common Securities: 10,825

                    Certificate Evidencing Common Securities

                                       of

                                HERCULES TRUST II

                           Trust II Common Securities
            (scheduled liquidation amount $1,000 per Common Security)

         HERCULES TRUST II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Hercules Incorporated (the "Holder") is the registered owner of 10,825 common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated as the Trust II Common Securities (scheduled liquidation amount $1,000 per common security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.

         The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement of the Trust, dated as of July 27, 1999, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth in Annex I to the Trust Agreement. Capitalized terms used but not defined herein shall have the respective meanings given them in the Trust Agreement. The Sponsor will provide a copy of the Trust Agreement, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder and to the benefits of the Common Securities Guarantee to the extent provided therein.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.




                                      A2-1

         IN WITNESS WHEREOF, the Trust has executed this certificate this 27th day of July, 1999.

                                                HERCULES TRUST II



                                                By:
                                                   -----------------------------
                                                   Name: Stuart C. Shears
                                                   Title: Administrative Trustee



                                      A2-2

                    [REVERSE OF COMMON SECURITY CERTIFICATE]

         Distributions on this Common Security will be payable at a rate per annum of 6 1/2% of the Scheduled Liquidation Amount of $1,000 per Common Security (the "Scheduled Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee, except that if the Preferred Securities are Remarketed, Distributions on this Common Security will be payable at the annual distribution rate established in the Remarketing on the Accreted Liquidation Amount of this Common Security. Distributions not paid when due will themselves accumulate distributions at the then applicable annual rate (to the extent permitted by law). The term "Distributions," as used herein, includes any such additional distributions unless otherwise stated. The term "Distribution Rate," as used herein, means a rate per annum equal to 6 1/2% of the Scheduled Liquidation Amount or, in the case of a Remarketing, the annual rate established thereby based on the Accreted Liquidation Amount. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

         Distributions on the Common Securities will be cumulative, will accumulate from and including the most recent date on which Distributions have been paid or, if no Distributions have been paid, from and including July 27, 1999, to but excluding the relevant Distribution Date (as defined below) or any date fixed for redemption (a "Redemption Date") and will be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 1999 (each, a "Distribution Date"), except as otherwise described below and in the Trust Agreement. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. "Distribution Period" means the period from and including the immediately preceding Distribution Date (or July 27, 1999, in the case of the first Distribution Period) to but excluding the applicable Distribution Date or Redemption Date. If a Distribution Date is not a Business Day, then such Distribution will be made on the next succeeding Business Day (and without any interest or other payment in respect of such delay), except if such Business Day is in the next succeeding calendar year, such Distribution will be made on the immediately preceding Business Day.

         As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive periods (each, an "Extension Period"), provided that an Extension Period must end on an interest payment date for the Debentures and may not extend beyond the stated maturity date or date of earlier redemption for the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate with additional distributions thereon (to the extent permitted by law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Distribution Rate then in effect compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions, may not exceed 20 consecutive


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

quarterly periods, must end on an interest payment date for the Debentures and may not extend beyond the stated maturity date or date of earlier redemption of the Debentures. At the end of the Extension Period, all accumulated and unpaid Distributions (but only to the extent payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor) will be payable to the Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period (or any extension thereof) and the payment of all amounts then due, the Debenture Issuer may elect a new Extension Period, subject to the foregoing requirements.

         Subject to certain conditions set forth in the Trust Agreement and the Indenture, the Property Trustee may, at the direction of the Sponsor, dissolve the Trust at any time and cause the Debentures to be distributed to the Holders of the Common Securities in liquidation of the Trust or simultaneously with the maturity or any redemption of the Debentures, cause a Like Amount of the Common Securities to be redeemed by the Trust.

         The Common Securities shall be redeemable as provided in the Trust Agreement.

         Upon Remarketing, certain terms of the Common Securities referred to in the Trust Agreement will be modified as of the Reset Date.


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



                             -----------------------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:


         ---------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


         ---------------------------------------------------------------

         ---------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints _________________________________________________ agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     --------------


Signature:
          --------------------------------------------
          (Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee(1):
                       -------------------------------




--------------------

(1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                      A2-5